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   COMMON STOCK                                                  COMMON STOCK

                                                             CUSIP  ______ __ _

                                                           SEE REVERSE SIDE FOR
                                                           CERTAIN DEFINITIONS

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| THIS CERTIFIES THAT                                                        |
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|                                                                            |
| IS THE RECORD HOLDER OF                                                    |
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  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.01 PER
                                    SHARE OF

                             KRONOS WORLDWIDE, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

Transferable on the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by a transfer agent and registrar.

Witness the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.

Dated:



/s/ Harold C. Simmons                [CORPORATE SEAL]      /s/ Robert D. Graham
CHAIRMAN OF THE BOARD                                             SECRETARY


COUNTERSIGNED AND REGISTERED:
EQUISERVE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR



BY
AUTHORIZED SIGNATURE

     The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request shall be made in writing to the office of the transfer agent.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common  UNIF GIFT MIN ACT - ______ Custodian    _______
TEN ENT - as tenants by the                         (Cust.)             (Minor)
          entireties                                under Uniform Gifts to
JT TEN  - as joint tenants with                     Minors Act    _____________
          right of survivorship                                     (State)
          and not as tenants in
          common

                    UNIF TRF MIN ACT -         ______ Custodian (until age ___
                                               (Cust.)
                                               ________ under Uniform Transfers
                                               (Minor)
                                               to Minors Act __________________
                                                                  (State)

     Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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shares of the common stock represented by the within certificate,  and do hereby irrevocably constitute and appoint

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attorney to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

Dated ____________________


                                                X ___________________________
                                                X ___________________________
                                     NOTICE:    THE SIGNATURE(S) TO THIS
                                                ASSIGNMENT MUST CORRESPOND
                                                WITH THE NAME(S) AS WRITTEN
                                                UPON THE FACE OF THE
                                                CERTIFICATE IN EVERY
                                                PARTICULAR WITHOUT ALTERATION
                                                OR ENLARGEMENT OR ANY CHANGE
                                                WHATEVER.


Signature(s) Guaranteed




By ____________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.